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EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned hereby certifies that the Form 10-Q Quarterly

Report of Quaker Chemical Corporation (the “Company”)

for the
quarterly period ended September 30, 2020 filed with the

Securities and Exchange Commission (the “Report”) fully complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition

and results of operations of the Company.

Dated: November 5, 2020

/s/ Michael F. Barry

Michael F. Barry

Chief Executive Officer of Quaker Chemical

Corporation